U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2015

ADVANCED EMISSIONS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2015, the Board of Directors (the “Board”) of Advanced Emissions Solutions, Inc. (the “Company”) approved the elimination of the position of Chief Accounting Officer (the “CAO”), and Rachel A. Smith, who held such position, resigned from her employment with the Company effective March 2, 2015. Under the direction of L. Heath Sampson, the Company’s Chief Financial Officer (the “CFO”), the Company continues to build out its Finance and Accounting team including the appointments of a Corporate Controller, Director of SEC Reporting and Technical Accounting and Vice President of Information Technology. The elimination of the CAO position was a natural progression of this process, and the CFO will now assume all duties and responsibilities previously assigned to the CAO and will be the Company’s principal accounting officer. Ms. Smith will resume her full-time position as President of Smith Financial Consulting.

On February 24, 2015, the Board approved the addition of those duties and responsibilities previously assigned to the Company’s Chief Operating Officer, which position no longer exists, to the current duties and responsibilities of the Company’s Executive Vice President, Jonathan R. Lagarenne, who will now be the Company’s principal operating officer. Mr. Lagarenne’s title and compensation will remain the same at this time. Mr. Lagarenne, 55, was appointed as Executive Vice President of the Company in May 2012 and since June 2014 his responsibilities have also included serving as President of ADA-ES, Inc. and Executive Vice President of BCSI, LLC both wholly-owned operating subsidiaries of the Company. Mr. Lagarenne holds a B.S. degree in chemical engineering, with honors, from the University of Virginia and a J.D. degree from Rutgers School of Law. Prior to his employment with the Company, he was a partner with the law firm Fox Rothschild LLP from 2005 to 2012. Prior to 2005, Mr. Lagarenne held positions in private practice as an attorney, as a member of the Board of Directors of Turbosonic Technologies, as both the Chief Executive Officer and Chief Operating Officer of Hamon Corporation, and as Vice President and General Counsel of Research-Cottrell, Inc. He has no family relationships with any other officer or director of the Company and has not been a party to a related party transaction pursuant to Item 404(a) of Regulation S-K since January 1, 2014.

Item 7.01 Regulation FD Disclosure

On March 2, 2015, the Company issued a press release announcing the information relating to the disclosures set forth in Item 5.02 of this report.

A copy of the press release is furnished as Exhibit 99.1 to this report. The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 2, 2015, Advanced Emissions Solutions Announces Financial, Accounting and Information Technology Team Updates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015

Advanced Emissions Solutions, Inc.
Registrant

/s/ L. Heath Sampson
L. Heath Sampson
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 2, 2015, Advanced Emissions Solutions Announces Financial, Accounting and Information Technology Team Updates

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